ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
Supplement dated July 1, 2010,
to the Prospectus and Statement of Additional Information dated April 30, 2010 and supplemented June 1, 2010

This supplement updates certain information contained in the prospectus and statement of additional information (SAI) and should be attached to the prospectus and SAI, and retained for future reference.

EFFECTIVE ON OR ABOUT JULY 1, 2010, ALLIANZ GLOBAL INVESTORS CAPITAL (“AGIC”) WILL REPLACE OPPENHEIMER CAPITAL LLC (“OCC”) AS THE SUBADVISER TO THE FOLLOWING UNDERLYING FUNDS: AZL® OCC GROWTH FUND,  AND AZL® OCC OPPORTUNITY FUND.  AGIC OWNS OCC AND IS AFFILIATED WITH THE MANAGER.  IN ADDITION, THE FOLLOWING NAME CHANGES ARE EFFECTIVE ON OR ABOUT JULY 1, 2010.

Name effective on or about July 1, 2010	Previous Name
AZL® Allianz AGIC Growth Fund	AZL® OCC Growth Fund
AZL® Allianz AGIC Opportunity Fund	AZL® OCC Opportunity Fund

FOF-002-0410